UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)                                                                                     February 8, 2010

AB&T FINANCIAL CORPORATION
(Exact name of registrant as specified in its charter)

North Carolina
(State or other jurisdiction of incorporation)

000-53249 (Commission File Number)	26-2588442 (IRS Employer Identification No.)
292 West Main Avenue, Gastonia, North Carolina (Address of principal executive offices)	28054 (Zip Code)

(704) 867-5828
Registrant’s telephone number, including area code

N/A
 (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 8, 2010, the board of directors of AB&T Financial Corporation, Gastonia, North Carolina (the “Registrant”) appointed Roger A. Mobley as its executive vice president and chief financial officer.  Mr. Mobley will also serve as executive vice president and chief financial officer of the Registrant’s wholly owned subsidiary, Alliance Bank & Trust Company.

Mr. Mobley formerly served as chief financial officer of Mountain 1st Bank & Trust Company, Hendersonville, North Carolina and its parent company, 1st Financial Services Corporation.  Prior to that, Mr. Mobley served as a certified public accountant and assurance and advisory senior manager with Elliott Davis, PLLC from September 2003 to September 2008.  Prior to that, Mr. Mobley was a certified public accountant with KPMG in its banking group.  Mr. Mobley is 39 years of age.

Mr. Mobley will receive compensation and benefits commensurate with his position in the company, including a base salary of $128,000 per year, and will be eligible to participate in the company’s equity compensation plan. Mr. Mobley has also received a one-time cash signing bonus of $5,000 and will receive $12,000 for relocation expenses.

On March 26, 2010, the Registrant issued a press release announcing Mr. Mobley’s appointment as executive vice president and chief financial officer. A copy of the press release is filed as exhibit 99.1 hereto and incorporated by reference herein.

 Item 9.01 Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit No.	Description of Exhibit
99.1	Press Release dated March 26, 2010, regarding the appointment of Roger A. Mobley as executive vice president and chief financial officer.

This Current Report on Form 8-K (including information included or incorporated by reference herein) may contain, among other things, certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, without limitation, (i) statements regarding certain of AB&T Financial Corporation’s goals and expectations with respect to earnings, income per share, revenue, expenses and the growth rate in such items, as well as other measures of economic performance, including statements relating to estimates of credit quality trends, and (ii) statements preceded by, followed by or that include the words “may”, “could”, “should”, “would”, “believe”, “anticipate”, “estimate”, “expect”, “intend”, “plan”, “projects”, “outlook” or similar expressions. These statements are based upon the current belief and expectations of the company’s management and are subject to significant risks and uncertainties that are subject to change based on various factors (many of which are beyond the company’s control).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     AB&T Financial Corporation
                                                                                                                 (Registrant)

Date: March 29, 2010                                                              /s/ Daniel C. Ayscue
By: Daniel C. Ayscue
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
99.1	Press Release dated March 26, 2010, regarding the appointment of Roger A. Mobley as executive vice president and chief financial officer.